                                                                EXHIBIT 10.1
                                                                UHS
                                                                [Execution Copy]

                               AMENDMENT NO. 1
                        DATED AS OF SEPTEMBER 30, 1994
                                      TO
                              POOLING AGREEMENT
                        DATED AS OF NOVEMBER 16, 1993
                                     AND
                               DEFINITIONS LIST
                        DATED AS OF NOVEMBER 16, 1993


         THIS AMENDMENT NO. 1 (the "Amendment") is executed as of September 30, 1994, among UHS RECEIVABLES CORP. ("Finco"), SHEFFIELD RECEIVABLES CORPORATION ("Sheffield") and BANK OF AMERICA ILLINOIS (as successor to Continental Bank N.A.), as Trustee (the "Trustee").

                                  WITNESSETH:

         WHEREAS, Finco, Sheffield and the Trustee entered into that certain Pooling Agreement dated as of November 16, 1993 (the "Pooling Agreement");

         WHEREAS, the Pooling Agreement incorporates by reference that certain Definitions List dated as of November 16, 1993 (the "Definitions List"; the terms defined in the Definitions List, as amended hereby, being used herein as therein defined unless otherwise defined herein), prepared in connection with the Pooling Agreement and certain related agreements and instruments; and

         WHEREAS, the parties hereto have agreed to amend the Pooling Agreement and the Definitions List;

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower and Barclays hereby agree as follows:

         Section 1. Amendment of the Pooling Agreement. The Pooling Agreement is hereby amended as follows:

         (a) Section 2.6 of the Pooling Agreement is amended by deleting subsections (a) and (d) thereof in their entirety and substituting in their respective places the following:

                 (a) During the Sheffield Revolving Period, and subject to the terms and conditions of this Agreement, the Sheffield Capital may be increased (an "Increase") on any Business day upon request of Finco; provided that Finco gives irrevocable written notice to Sheffield prior to 3:00 pm (New York City time) on the Business Day prior to the date of such Increase, unless the Sheffield Yield Rate with respect to such Increase Amount shall be calculated by reference to the Adjusted Eurodollar Rate, in which case such notice shall be delivered no later than 3:00 pm three Business Days prior to the date of such Increase. Such notice shall state (i) the Business Day on which such Increase is proposed to occur, (ii) the Increase Amount, which shall not be less than $1,000,000, (iii) the Fixed Period applicable to such Increase Amount and (iv) the Sheffield Yield Rate applicable to such Increase Amount. Promptly upon receipt of such notice, Sheffield shall determine whether or not to approve the Fixed Period and Sheffield Yield Rate requested in respect of such Increase Amount and shall promptly notify Finco of such determination, proposing an alternative Fixed Period and/or Sheffield Yield Rate if the requested Fixed Period and/or Sheffield Yield Rate has not been approved. If Sheffield approves the requested Fixed Period and Sheffield Yield Rate or the parties otherwise agree on an alternative Fixed Period and/or Sheffield Yield Rate, then on the Business Day on which such Increase is scheduled to occur, Sheffield shall make available to Finco at its office specified in Section 14.1, in immediately available funds, the applicable Increase Amount. Sheffield shall in no event acquire any Increase if, after giving effect thereto, the Sheffield Capital would exceed the Maximum Sheffield Capital.

                 (d) Fixed Periods shall be selected from time to time to apply to each Sheffield Tranche in accordance with Section 2.10.

         (b) Section 2.7 of the Pooling Agreement is amended by deleting the second, third, fourth and fifth sentences of subsection (b) thereof.

         (c) Section 2.13 of the Pooling Agreement is amended by deleting subsection (a) thereof in its entirety and substituting in its place the following:

                 (a) Unless (i) the Sheffield Termination Date shall have occurred, (ii) an Early Amortization Event shall have occurred and be continuing or (iii) either Finco or the Servicer shall be in default in the performance of any covenant or agreement contained herein or in any Operative Document, then at least 100 but not more than 120 days prior to the Scheduled Sheffield Termination Date, Finco may by written notice to Sheffield and the Trustee request that the Scheduled Sheffield Termination Date be extended to the last Business Day occurring not more than 364 days after the Scheduled Sheffield Termination Date then in effect. On or before the 90th day preceding such Scheduled Sheffield Termination Date then in effect, Sheffield shall indicate by written notice to Finco and the Trustee (an "Indicative Notice") whether as of the date of such Indicative Notice Sheffield would be prepared to approve such extension if such extension were to occur as of the date of such Indicative Notice. Any Indicative Notice given by Sheffield pursuant to this Section 2.13(a) shall be given in good faith, but no such Indicative Notice shall be deemed to constitute a binding consent to Finco's extension request nor an enforceable commitment on the part of Sheffield. Failure by Sheffield to give an Indicative Notice shall be deemed to be a denial of Finco's request by Sheffield. Not earlier than 30 days preceding such Scheduled Sheffield Termination Date then in effect, Sheffield will determine, in its sole and absolute discretion, whether to consent to Finco's request for extension of the Scheduled Sheffield Termination Date. If Sheffield determines to consent to Finco's request, it will so advise Finco and the Trustee by written notice (a "Consent Notice"), such Consent Notice to be given on the 30th day preceding the Scheduled Sheffield Termination Date then in effect. Failure by Sheffield to deliver a Consent Notice as aforesaid shall be deemed to be a denial of Finco's request. If Sheffield shall have delivered a Consent Notice as aforesaid, then the requested extension shall become effective as of such Scheduled Sheffield Termination Date then in effect provided that as of such Scheduled Sheffield Termination Date then in effect, (i) the Termination Date shall not have otherwise occurred, (ii) no Early Amortization Event shall have occurred and be continuing and (iii) neither Finco nor the Servicer shall be in default in the performance of any covenant or agreement contained herein or in any Operative Document.

         Section 2. Amendment of the Definitions List. The Definitions List is hereby amended as follows:

         (a) The following new definitions are added to the Definitions List in proper alphabetical position:

                 Consent Notice: As defined in Section 2.13(a) of the Pooling Agreement.

                 Indicative Notice: As defined in Section 2.13(a) of the Pooling Agreement.

         (b) The definitions of Maximum Sheffield Capital and Scheduled Sheffield Termination Date are deleted in their entirety and the following definitions are substituted in their respective places:

                 Maximum Sheffield Capital: $50,000,000, as such amount may be increased from time to time in accordance with Section 2.13 of the Pooling Agreement.

                 Scheduled Sheffield Termination Date: October 31, 1995, as such date may be extended in accordance with Section 2.13 of the Pooling Agreement.

         Section 3. Conditions to Effectiveness. This Amendment shall become effective on the earliest date on which the following conditions precedent shall have been satisfied:

         (a) This Amendment shall have been duly executed and delivered by each of the parties hereto and duly acknowledged and agreed to by the Persons named on the signature pages hereof;

         (b) Each Rating Agency shall have delivered written confirmation to Finco and the Trustee that the execution and delivery of this Amendment will not adversely affect its rating of the TRIPs and/or the Commercial Paper, as the case may be; and

         (c) Finco shall have delivered a certificate of an Authorized Officer dated the date of the effectiveness of this Amendment to the effect that, after giving effect to this Amendment, (i) no Early Amortization Event shall have occurred and (ii) neither Finco nor the Servicer shall be in default in the performance of any covenant or agreement contained herein or in any Operative Document.

         Section 4. Reference to and Effect on the Pooling Agreement, the Definitions List and the Related Documents. Upon the effectiveness of this Amendment, each reference in the Pooling Agreement or the Definitions List to "this Agreement", "the Definitions List", "the Pooling Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Pooling Agreement or the Definitions List in any other document, instrument or agreement executed and/or delivered in connection with the Pooling Agreement or the Definitions List shall mean and be, a reference to the Pooling Agreement or the Definitions List, as the case may be, as amended hereby.

         Section 5. Effect. Except as otherwise amended by this Amendment, each of the Pooling Agreement and the Definitions List shall continue in full force and effect and is hereby ratified and confirmed.

         Section 6. Governing Law. This Amendment will be governed by and construed in accordance with the laws of State of New York.

         Section 7.  Severability.   Each provision of this Amendment shall be
severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof. and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         Section 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                  UHS RECEIVABLES CORP.



                                  By:      /s/ KIRK E. GORMAN
                                           -------------------
                                           Title:


                                  SHEFFIELD RECEIVABLES CORPORATION

                                  By:      Barclays Bank PLC, New York
                                             Branch as Attorney-in-Fact

                                  By:      /s/ BARRY W. WOOD
                                           -----------------
                                           Title: Director

                                  BANK OF AMERICA ILLINOIS
                                           (as successor to Continental
                                           Bank, N.A.)

                                  By:      /s/ NANCIE ARVIN
                                           --------------------
                                           Title: Trust Officer

Acknowledged and agreed to as
of this 30th day of September, 1994


CHALMETTE GENERAL HOSPITAL, INC.

DALLAS FAMILY HOSPITAL, INC.

DEL AMO HOSPITAL, INC.

HRI HOSPITAL, INC.

LA AMISTAD RESIDENTIAL TREATMENT
     CENTER, INC.

MCALLEN MEDICAL CENTER, INC.

MERIDELL ACHIEVEMENT CENTER,INC.

RIVER OAKS, INC.

TURNING POINT CARE CENTER, INC.

UHS OF ARKANSAS, INC.

UHS OF AUBURN, INC.

UHS OF BELMONT, INC.

UHS OF MASSACHUSETTS, INC.

UHS OF RIVER PARISHES, INC.

UHS OF SHREVEPORT, INC.

UNIVERSAL HEALTH SERVICES OF INLAND VALLEY, INC.

UNIVERSAL HEALTH SERVICES OF NEVADA, INC.

VICTORIA REGIONAL MEDICAL CENTER, INC.

WELLINGTON REGIONAL MEDICAL CENTER INCORPORATED


By:      /s/ KIRK E. GORMAN
         ------------------
         Kirk E. Gorman
         Treasurer

SPARKS RENO PARTNERSHIP L.P.
By Sparks Family Hospital, Inc.,
         General Partner

By:      /s/ KIRK E. GORMAN
         ------------------
         Kirk E. Gorman
         Treasurer

UHS OF DELAWARE, INC.,
         as Servicer


By:      /s/ KIRK E. GORMAN
         ------------------
         Kirk E. Gorman
         Treasurer

UNIVERSAL HEALTH SERVICES, INC.


By:      /s/ KIRK E. GORMAN
         ------------------
         Treasurer

BARCLAYS BANK PLC, NEW YORK BRANCH.
         as Managing Agent and Administrative
         Agent for Sheffield Receivables
         Corporation

By:      /s/ BARRY W. WOOD
         -----------------------
         Barry Wood
         Associate Director